REVOLVING CREDIT AGREEMENT

This Revolving Credit Agreement (this "AGREEMENT") is made and entered into effective as of August 31, 2021 (the "EFFECTIVE DATE") by and between Issa El- Cheikh Mohamad ("LENDER") and Earth Science Tech, Inc., a Nevada corporation or any successor thereto as described below (the "BORROWER").

RECITALS

WHEREAS, Lender desires to loan certain sums to Borrower from time to time, and Borrower wishes to borrow certain sums from Lender, on and subject to the terms and conditions contained in this Agreement;

WHEREAS, Lender shall provide to Borrower, on an unsecured, revolving basis, loans in amounts up to $250,000 (the "REVOLVING LOAN").

WHEREAS, Borrower is in the process of completing a reorganization following the consent of its board of directors and certain shareholders to the appointment of the Receiver, Strongbow Advisors, Inc. and Robert L. Stevens and that Receiver's initial appointment by Judicial Order of the District Court in Clark County, Nevada dated January 11, 2019, Case No. A-18-784952-C;

WHEREAS, one of the structures and options available to Borrower is specifically in Delaware General Corporation Law Section 251(g) ("DGCL 251(g)") has been considered an option since the initial appointment of the Receiver and the Receiver determined that such a reorganization was going to provide the best opportunity for a successful reorganization;

WHEREAS, such reorganization has been effected, initially requiring a change in domiciles from the State of Nevada to the State of Delaware; and thereafter by Earth Science Tech, Inc., a Delaware corporation forming as a wholly owned subsidiary, ETST Holdings, Inc., a Delaware corporation and then with ETST Holdings, Inc. forming as its wholly owned subsidiary, Earth Science Receiver Corp., a Delaware Corporation. Thereafter, Earth Science Tech, Inc. merged with Earth Science Receiver Corp., leaving ETST Holdings, Inc. as the successor publicly traded entity and parent to the survivor of the merger between Earth Science Tech, Inc. and Earth Science Receiver Corp. with the separate existence of Earth Science Tech, Inc. ceasing. Under the agreement and plan of merger all of the assets and liabilities of Earth Science Tech, Inc. are in Earth Science Receiver Corp. and the shareholders of Earth Science Tech, Inc. each receive shares of ETST Holdings, Inc. on a one for one basis.

WHEREAS, the reorganization under Section 251(g) has taken place with the filing of the required documents having been made in the State of Delaware. However, FINRA has not been given notice and therefore trading continues under Earth Science Tech, Inc. and will continue to so trade until a corporate action notification has been submitted and FINRA has otherwise been given notice of the reorganization under Section 251(g) and FINRA approves the announcement of this action.

WHEREAS, there has been an ongoing dispute among a large number of the Borrower's shareholders and the Receiver and many of these shareholders intervened in an effort to remove the Receiver and otherwise replace the Receiver. As the judicial proceedings commenced, the receiver presented a statement purporting to have nearly $1 million in purportedly accrued but undisclosed fees and expenses that he initially tried to claim were somehow contingent and therefore were not required to be disclosed. Then when challenged, the Receiver sought opinions from one of the attorneys at a law firm specializing in securities law and the Borrower's audit firm, notably omitting critical facts that were necessary for the attorney and audit partner to come to the correct conclusion that the undisclosed fees were material and therefore should have been disclosed. The Receiver was instructed by the audit partner of the Borrower's audit firm, to make the appropriate filing on Form 8-K. The Receiver understated the seriousness of his material omissions and when the auditor provided notice that the Borrower would need to restate its books since the first period when the Receiver was appointed, the Receiver described yet again the fact that a restatement would be required and he again understated the seriousness of these omissions and the fact that he had provided certifications that he signed under penalty of perjury which certified that there were no other undisclosed expenses. Further, the Receiver did not obtain the auditor's consent before filing the 8-K that addressed the need for restatement as was required, and again committed a securities violation. In addition, the Receiver has failed to adequately disclose the

litigation that has been taking place with the intervention of a large number of shareholders joining the Lender in his action to intervene; and

WHEREAS, because of Lender's serious concerns surrounding the Receiver's actions and the impact they may have on the Borrower, it will only advance funds under this Agreement after the conditions precedent have been met.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby, intending to be legally bound by the terms hereof, agree as follows:

1. CERTAIN DEFINITIONS. As used herein:

1.1 BORROWER. The term "BORROWER" means Earth Science Tech, Inc., a Nevada corporation or any successor publicly traded entity, including the successor parent company following a reorganization under Delaware General Corporation Law Section 251(g) ("DGCL§251(g)"), with respect to each covenant, provision, representation, or warranty.

1.2 BUSINESS DAY. The term "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which commercial banks in Miami, Florida are authorized or required by law to close.

1.3 CREDIT PERIOD. The term "CREDIT PERIOD" means that period of time beginning on the Effective Date and ending on January 1, 2024.

1.4 LOAN DOCUMENTS. The term "LOAN DOCUMENTS" means, collectively, this Agreement, the Note (as defined below), executed and delivered pursuant hereto, and any other documents executed or delivered by Borrower pursuant to this Agreement or in connection with any Loan.

1.5 MATURITY DATE. The term "MATURITY DATE" means that date which is the earlier to occur of: (a)January 1, 2024; or (b) the date on which Lender declares the entire unpaid principal amount and all accrued interest on each outstanding Note immediately due and payable in full under Section 8.2(b).

2. AMOUNT AND TERMS OF CREDIT.

2.1 COMMITMENT TO LEND. Subject to all the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants of Borrower set forth in this Agreement, Lender agrees to make loans of funds to Borrower during the Credit Period on a revolving basis (such loans being collectively hereinafter referred to as "LOANS" and each individually as a "LOAN"), in an aggregate cumulative total principal amount not to exceed Two Hundred Fifty Thousand Dollars (US $250,000). Lender's obligation to make Loans to Borrower under this Agreement is hereinafter referred to as the "COMMITMENT."

Notwithstanding the foregoing, Lender will not be obligated to make a Loan to Borrower unless and until Borrower executes and delivers to Lender a Note (as defined in Section 2.2) for the principal amount of such Loan. In addition, Lender will not be obligated to advance any Loan to Borrower on or after the Maturity Date, and Lender's obligation to advance any Loan to Borrower is subject to satisfaction of all relevant terms and conditions of this Agreement, including but not limited to the conditions precedent and other provisions of Sections 5 (with respect to the initial Loan) and 6 (with respect to each Loan). Notwithstanding the foregoing, Lender will not be obligated to make a Loan to Borrower unless and until a Borrower first gives Lender written notice of Borrower's request for a Loan hereunder that sets forth the principal amount to the borrowed by Borrower under such requested Loan (a "LOAN NOTICE") and the date on which such Loan is requested to be advanced, which date shall not be sooner than five (5) Business Days following Lender's receipt of such Loan Notice.

2.2 NOTE. Borrower's indebtedness to Lender under each Loan advanced by Lender under this Agreement will be evidenced by a separate Promissory Note of Borrower in the form attached hereto as Exhibit "A" (the "NOTE"). The Note will provide that interest on unpaid principal will accrue at a rate of five percent

(5%)per annum (on the basis of a 360-day year) compounded annually (but in no event higher than the highest lawful rates).

2.3 MATURITY. Unless payment thereof is accelerated or otherwise becomes due earlier under the terms of this Agreement (including but not limited to the provisions of Section 8.2) or the terms of a Note the unpaid principal amount of all Loans and all unpaid interest accrued thereon, together with any other fees, expenses or costs incurred in connection therewith, will be immediately due and payable to Lender in full on the Maturity Date.

2.4 PREPAYMENT. Borrower may at any time and from time to time on any Business Day prepay any Loan in whole or in part in increments of U.S. $1,000. Each prepayment will be applied as follows: (a) first, to the payment of interest accrued on all Loans outstanding, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on such Loan or Loans as Borrower may designate.

3. CLOSING DATE; DELIVERY.

3.1 CLOSING DATE. The closing of the initial Loan (the "CLOSING") will be held by mail and/ or telecopy on the Effective Date (the "CLOSING DATE"), or at such other time and place as Borrower and Lender may mutually agree.

3.2 DELIVERY. At the Closing, Borrower will execute and deliver to Lender the Note, duly executed by Borrower.

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that:

4.1 ORGANIZATION AND STANDING; CHARTER DOCUMENTS. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada (the State of Delaware as to ETST Holdings, Inc.), and has all requisite power and authority to own, lease and operate its properties and to conduct its operations as such is presently conducted and as proposed to be conducted. Borrower is duly qualified to do business as a foreign corporation in good standing in any state or jurisdiction in the United States in which it is required to be qualified to do intrastate business as the Borrower's business is currently conducted, except for jurisdictions in which failure to so qualify could not reasonably be expected to have a material adverse effect on the business and operations of the Borrower taken as a whole. True and accurate copies of the Articles / Certificate of Incorporation and Bylaws of Borrower, each as amended and currently in effect, have been delivered to Lender and Lender's counsel.

4.2 AUTHORIZATION. All action on the part of Borrower and its officers and directors that is necessary for the authorization, execution, delivery and performance of each of the Loan Documents by Borrower has been taken; and each of the Loan Documents, when executed and delivered by Borrower, will constitute valid and legally binding obligations of Borrower, enforceable in accordance with their terms.

5. CONDITIONS PRECEDENT TO INITIAL LOAN. The obligation of Lender to make the initial Loan under the Commitment is subject to the satisfaction (or written waiver by Lender) of all the following conditions precedent:

5.1 REPRESENTATIONS TRUE. All representations and warranties of Borrower contained in this Agreement and all other Loan Documents will be true, correct and complete in all respects with the same effect as though such representations and warranties had been made on and as of the Closing; and Lender will have received a certificate executed by the President, Chief Executive Officer certifying the foregoing.

5.2 NOTE. Lender will have received the Note representing the initial Loan, executed by a duly authorized officer of Borrower.

5.3 CORPORATE DOCUMENTS. Lender will have received, in form and substance satisfactory to Lender and its counsel, a copy of the records of all actions taken by Borrower, including all corporate resolutions of Borrower authorizing or relating to the execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated thereby.

5.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents incident to such transactions will be in form and substance satisfactory to Lender and Lender's counsel, and Lender will have received all counterpart originals or certified or other copies of such documents as it may reasonably request.

6. CONDITIONS PRECEDENT TO ALL LOANS. The obligation of Lender to make each Loan, including but not limited to the initial Loan, will be subject to the satisfaction of all the following additional conditions precedent:

6.1 NO EVENT OF DEFAULT. No event will have occurred and be continuing, and no event would result from the making of such Loan, that would constitute an Event of Default as defined herein.

6.2 NOTE. Lender will have received the Note representing such additional Loan, executed by a duly authorized officer of Borrower.

6.3 REPRESENTATIONS TRUE. All representations and warranties of Borrower contained in this Agreement or in any other Loan Documents will be true, correct and complete in all respects with the same effect as though such representations and warranties had been made on and as of the date such Loan is actually advanced (except to the extent such representations and warranties specifically relate to an earlier date, in which case they will be true, accurate and complete in all material respects as of such earlier date).

6.4 ALL AGREEMENTS PERFORMED. All agreements, obligations, conditions and covenants set forth in this Agreement and all other Loan Documents to be performed by Borrower through the date such Loan is advanced will have been duly performed and complied with in all respects.

6.5 LENDERS FUNDS NOT AT RISK FROM PRIOR CREDITORS OF BORROWER. The Borrower shall have settled or otherwise taken all steps necessary in order to ensure that none of its creditors as of the date of this Agreement may levy on or attach any funds or proceeds from any of the loans that may be made hereunder.

7. OTHER COVENANTS OF BORROWER. Borrower hereby covenants and agrees with Lender as follows:

7.1 SECURITIES COMPLIANCE AND SEC REPORTING. The Borrower is obligated to file periodic reports with the U.S. Securities and Exchange Commission ("SEC"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(a) BORROWER SHALL BECOME CURRENT IN ITS PERIODIC FILING OBLIGATIONS. Although there is a possibility that restatements may not be required in certain narrow circumstances, unless a preponderance of the evidence should suggest that that is likely the case, the Borrower shall work diligently to restate its quarterly and annual reports taking into account the items that the Receiver failed to disclose to the auditors or management.

(b) ONCE CURRENT IN ITS PERIODIC FILING OBLIGATIONS THE BORROWER SHALL CONTINUE TO STAY CURRENT. After preparing and filing any and all of the restated periodic reports that may be required, the Borrower shall prepare and timely file all future periodic reports with the SEC. For purposes of this

section, filing for a necessary extension, if it is itself filed timely shall not make the Borrower delinquent in its SEC filings.

(c) BORROWER WILL TIMELY FILE ALL CURRENT REPORTS WITH THE SEC. As to any matter that is material and subject to required disclosure on a Current Report filed on Form 8-K, the Borrower shall make any such filings on a timely basis.

(d) BORROWER SHALL COMPLY WITH ALL STATE SECURITIES LAWS. In connection with the sale of securities, the Borrower shall comply with all notice and qualification filings as may be required.

(e) BORROWER SHALL NOT VIOLATE EXCHANGE ACT RULE 10B-5 OR SECURITIES ACT SECTION 17(A)(1). by making any material misstatement of fact or material omission of facts that must be disclosed in order to make those facts stated not misleading, in connection with the purchase or sale of its securities.

7.2 TERMINATION OF COVENANTS. The covenants set forth in Section 7.1 will terminate on the repayment in full of all indebtedness under all Notes, provided that Lender is under no further obligation to make any additional Loans hereunder.

7.3 FURTHER ASSURANCES. In addition to the obligations and documents which this Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform, and will cause its subsidiaries to execute, deliver and perform, any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Agreement or any of the other Loan Documents.

8. EVENTS OF DEFAULT OF BORROWER.

8.1 EVENTS OF DEFAULT. The occurrence of any of the following events will constitute an "EVENT OF DEFAULT":

(a) Borrower fails to pay any principal or any accrued interest under any Note or any Loan when the same is due and payable, or fails to pay any amount of principal or accrued interest due under any Note or any Loan on the Maturity Date therefor, and such failure to pay is not cured by Borrower within five (5) calendar days after Lender gives written notice of such failure to pay to Borrower;

(b) any material representation or warranty made by or on behalf of Borrower in this Agreement or in any other Loan Document, or any statement or certificate that Borrower may at any time give in writing pursuant thereto or in connection therewith is false, misleading or incomplete in any material respect when made (or deemed to have been made);

(c) Borrower fails or neglects to perform, keep or observe any covenant set forth in this Agreement or in any of the other Loan Documents, and the same has not been cured within ten (10) calendar days after Borrower becomes aware thereof;

(d) Borrower or any of its subsidiaries becomes insolvent, or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its property or business, or such a receiver, liquidator, custodian or trustee otherwise is appointed and is not discharged within thirty (30) calendar days after such appointment; or

(e) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors are instituted by or against Borrower or any of its subsidiaries, or any order, judgment or decree is entered against Borrower or any such subsidiary decreeing its dissolution or liquidation; provided, however, with respect to an involuntary petition in bankruptcy, such petition is not have been dismissed within thirty (30) days after the filing of such petition.

8.2 REMEDIES OF LENDER. Upon and after the occurrence of any Event of Default, Lender will have no further obligation to make any Loan or Loans to Borrower, and in addition, at Lender's sole option by written notice to Borrower, Lender take any one or more of the following actions:

(a) Lender may immediately terminate the commitment and all liabilities and obligations of Lender under this Agreement, without affecting Lender's rights under this Agreement and the Note(s);

(b) Lender may declare the entire principal amount of and all accrued interest on the Note(s) and all Loans to immediately be due and payable in full, whereupon such amounts will immediately become due and payable in full, provided that in the case of an Event of Default listed in paragraph (d) or (e) of Section 8.1, the principal and interest will immediately become due and payable without the requirement of any notice or other action by Lender; and

(c) Exercise all rights and remedies granted under the Loan Documents or otherwise available to Lender at law or in equity.

9. MISCELLANEOUS.

9.1 SURVIVAL. The representations and warranties of Borrower contained in or made pursuant to this Agreement and all the other Loan Documents will survive the execution and delivery of the Loan Documents.

9.2 ENTIRE AGREEMENT. This Agreement and the Note(s), attached hereto constitute the entire agreement and understanding among the parties with respect to the subject matter thereof and supersede any prior understandings or agreements of the parties with respect to such subject matter.

9.3 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that neither party may assign or delegate any of its rights or obligations hereunder or under any other Loan Document or any interest herein or therein without the other party's prior written consent.

9.4 NO THIRD PARTY BENEFICIARIES; CONSTRUCTION. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement and its exhibits are the result of negotiations between the parties and has been reviewed by each party hereto; accordingly, this Agreement will be deemed to be the product of the parties hereto, and no ambiguity will be construed in favor of or against any party. In particular, the Agreement and any of the funds advanced hereunder are intended to be used as necessary so that the Borrower is positioned to execute on the reverse triangular mergers contemplated with JCR Medical Equipment, Inc., RxCompoundStore.com, LLC and Peaks Curative, LLC, or such other opportunities as the Board of Directors of Borrower may determine is in the Borrower's best interests. It is not entered into for the benefit of any of the creditors of Earth Science Tech, Inc. or the Receivership Estate, although if the Lender agrees in writing that certain funds may be used if necessary to facilitate or expedite the Borrower's emergence from receivership and any judicial approval than may be required following termination of the Receivership.

9.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of Nevada as applied to agreements entered into solely between residents of, and to be performed entirely in, such State, without reference to that body of law relating to conflicts of law or choice of law.

9.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed in original, but all of which together will constitute one and the same instrument.

9.7 NOTICES. Any notice required or permitted under this Agreement will be given in writing and will be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or five (5) days following deposit with the United States Post Office, by certified or registered mail, postage prepaid, addressed:

To Lender: 3825 HUNTINGTON AVENUE
WINDSOR, ONTARIO, N9E 3N4
CANADA

To Borrower:

or at such other address as such party may specify by written notice given in accordance with this Section.

9.8 MODIFICATION; WAIVER. This Agreement may be modified or amended only by a writing signed by both parties hereto. No waiver or consent with respect to this Agreement will be binding unless it is set forth in writing and signed by the party against whom such waiver is asserted. Specifically, this Agreement may not be altered or amended as to Great Lakes Holding Group, LLC without the written consent of a majority of the members thereof. No course of dealing between Borrower and Lender will operate as a waiver or modification of any party's rights under this Agreement or any other Loan Document. No delay or failure on the part of either party in exercising any right or remedy under this Agreement or any other Loan Document will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

9.9 RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies of Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

9.10 SEVERABILITY. Any invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction will not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and will not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

9.11 ATTORNEYS' FEES. If any party hereto commences or maintains any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or claimed breach of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorney's fees and court costs incurred therein.

9.12 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

GREAT LAKES HOLDING GROUP, LLC

By:____________________

Dr. Issa El-Cheikh Mohamad, Manager

EARTH SCIENCE TECH, INC. (OR ETST HOLDINGS, INC.)

By:____________________

EXHIBIT A

REVOLVING PROMISSORY NOTE

$250,000.00 Aug 31, 2021

This Revolving Promissory Note (this "NOTE") is made and delivered pursuant to that certain Revolving Credit Agreement dated as of August 31, 2021 between Borrower and Lender (as such terms are defined below), as such may be amended from time to time (the "CREDIT AGREEMENT"). Unless otherwise defined herein, all capitalized terms used in this Note shall have the same meanings that are given to such terms in the Credit Agreement, the terms of which are incorporated into this Note by reference.

1. OBLIGATION. Earth Science Tech, Inc., a Nevada corporation[1] ("BORROWER") by and through its duly authorized representative, promises to pay to the order of Great Lakes Holding Group, LLC, ("LENDER" OR "HOLDER") on or before January 1, 2024, at Lender's principal address located at 3825 Huntington Avenue, Windsor, Ontario, N9E 3M4, Canada, or at such other place as Holder may direct, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000.00) or so much thereof as may be advanced and outstanding, together with all interest accrued on unpaid principal, to be computed on each advance of a Loan from the date of its disbursement to Borrower, at a rate of eight and Five (5 %) percent per annum (calculated on the basis of a 360-day year), compounded annually. As used herein, the term "HOLDER" shall initially mean Lender, and shall subsequently mean each person or entity to whom this Note is duly assigned.

The outstanding unpaid principal balance of this Note at any time shall be the total principal amounts advanced hereunder by Holder less the amounts of payments of principal made hereon by Borrower, which balance may be endorsed hereon from time to time by Holder in accordance with Section 2. Payments of interest on this Note shall be payable on a quarterly basis, on the last business day of each calendar quarter.

2. RECORDING OF LOANS AND PAYMENTS. Holder is authorized to record on Schedule A hereto, and on any continuation(s) of such Schedule that may be attached to this Note: (a) the date and principal amount of each Loan advanced by Lender under the Credit Agreement; and (b) the date and amount of each payment or prepayment of principal and/or accrued interest of any Loan; which recordation will constitute prima facie evidence of the accuracy of the information so endorsed on Schedule A; provided however, that any failure to record such information on such Schedule or continuation thereof will not in any manner affect the obligations of Borrower to make payments of principal and interest in accordance with the Earth Science Tech, Inc., a Nevada corporation or its successor, ETST Holdings, Inc., a Delaware corporation, in the event that the Board of Directors of the Borrower determines that it is necessary for the protection of certain acquisition candidates, and it decides to proceed with the reorganization under DGCL§251(g), terms of this Note. Holder will promptly provide Borrower with a copy of each recordation made by Holder on Schedule A attached hereto.

3. PREPAYMENT. Prepayment of unpaid principal and/or interest due under this Note may be made at any time without penalty as specified in the Credit Agreement. Unless otherwise agreed in writing by Holder, all payments will be made in lawful tender of the United States and will be applied (a) first, to the payment of accrued interest, and (b) second, (to the extent that the amount of such prepayment exceeds the amount of all such accrued interest), to the payment of principal.

4. DEFAULT; ACCELERATION OF OBLIGATION. Borrower will be deemed to be in default under this Note and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any Event of Default (as defined in the Credit Agreement).

5. REMEDIES ON DEFAULT; ACCELERATION. Upon any Event of Default, Holder will have, in addition to its rights and remedies under this Note and the Credit Agreement, full recourse against any real, personal, tangible or intangible assets of Borrower, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Note and all unpaid accrued interest under this Note to be immediately due and payable in full.

6. WAIVER AND AMENDMENT. Any provision of this Note may be amended or modified only by a writing signed by both Borrower and Holder. Except as provided below with respect to waivers by Borrower, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Holder will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

7. WAIVERS OF BORROWER. Borrower hereby waives presentment, notice of non- payment, notice of dishonor, protest, demand and diligence. This Note may be amended only by a writing executed by Borrower and Holder.

8. GOVERNING LAW. This Note will be governed by and construed in accordance with the internal laws of the State of Nevada as applied to agreements between residents thereof to be performed entirely within such State, without reference to that body of law relating to conflict of laws or choice of law.

9. SEVERABILITY; HEADINGS. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. The headings in this Note are for convenience of reference only and will not alter or otherwise affect the meaning of this Note.

10. JURISDICTION; VENUE. Borrower, by its execution of this Note, hereby irrevocably submits to the in personal jurisdiction of the state courts of the State of Florida and of the United States District Court that are located in Orlando, Florida, for the purpose of any suit, action or other proceeding arising out of or based upon this Note.

11. ATTORNEYS' FEES. If suit is brought for collection of this Note, Borrower agrees to pay all reasonable expenses, including attorneys' fees, incurred by Holder in connection therewith whether or not such suit is prosecuted to judgment.

12. ASSIGNMENT. This Note is not assignable by Holder without the written consent of Borrower. This Note may not be assigned or delegated by Borrower, whether by voluntary assignment or transfer, operation of law, merger or otherwise.

13. CREDIT AGREEMENT. This Note incorporates by reference all the provisions of the Credit Agreement, including but not limited to all provisions contained therein with respect to Events of Default, waivers, remedies and covenants, and the description of the benefits, rights and obligations of each of Borrower and Holder under the Credit Agreement.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date and year first above written.

BORROWER

Earth Science Tech, Inc.,
a Nevada corporation.
(and its successor ETST Holdings, Inc., a Delaware Corporation)

By:____________________

LENDER
Great Lakes Holdings, LLC

By:____________________ Dr. Issa El-Cheikh Mohamad

SCHEDULE A
TO
REVOLVING PROMISSORY NOTE

RECORD OF LOANS AND REPAYMENT OF LOANS

Date	Amount of Loan Made	Principal Amount of Loan Repaid	Amount of Interest Paid	Unpaid Principal Balance of Loan	Notation Made By